UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: May 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2011, we had total assets of $3.6 billion, net assets applicable to our common stock of $2.1 billion (net asset value per share of $27.53), and 74.6 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we may also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of May 31, 2011, we held $3.5 billion in equity investments and $61.7 million in debt investments.

Recent Events

On April 8, we closed a public offering of 5,700,000 shares of common stock at a price of $30.58 per share. Net proceeds from the offering of $167.0 million were used to make additional portfolio investments and for general corporate purposes.

On May 10, 2011, we completed our public offering of 4,000,000 shares of Series D mandatory redeemable preferred stock (“Series D MRP Shares”) at a price of $25.00 per share. The Series D MRP Shares pay cash dividends at a rate of 4.95% per annum and trade on the New York Stock Exchange under the symbol “KYN Pr D”. Net proceeds from the offering were approximately $98.0 million.

On May 26, 2011, we completed a private placement of $230.0 million of senior unsecured notes. Series U ($60.0 million) are floating rate notes with a term of five years. Series V ($70.0 million) and Series W ($100.0 million) are both fixed rate notes with terms of five and seven years, respectively.

The net proceeds of the notes and preferred stock offerings were used to refinance the Series G notes ($75.0 million) that matured in June 2011, repay borrowings under our revolving credit facility and to make new portfolio investments, including $93.5 million of private investments in public equity (“PIPE investments”).

Results of Operations — For the Three Months Ended May 31, 2011

Investment Income.  Investment income totaled $6.3 million and consisted primarily of net dividends and distributions and interest and other income on our investments. Interest and other income was $0.3 million, and we received $46.8 million of cash dividends and distributions, of which $40.8 million was treated as return of capital during the quarter. During the quarter, we received $5.9 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $23.9 million, including $11.9 million of investment management fees, $8.3 million of interest expense (including non-cash amortization of debt issuance costs of $0.4 million), and $1.1 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $2.6 million (including non-cash amortization of $0.1 million).

Net Investment Loss.  Our net investment loss totaled $10.8 million and included a deferred income tax benefit of $6.7 million.

Net Realized Gains.  We had net realized gains from our investments of $53.8 million, net of $33.4 million of deferred tax expense.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Change in Unrealized Losses.  We had net unrealized losses of $101.6 million. The net unrealized losses consisted of $161.2 million of unrealized losses from investments and a deferred tax benefit of $59.6 million.

Net Decrease in Net Assets Resulting from Operations.  We had a decrease in net assets resulting from operations of $58.6 million. The composition of this decrease was as follows: (a) net investment loss of $10.8 million; (b) net realized gains of $53.8 million; and (c) net unrealized losses of $101.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$46.8
Paid-In-Kind Dividends	5.9
Interest and Other Income(1)	0.8
Net Premiums Received from Call Options Written	1.3

Total Distributions and Other Income from Investments	54.8
Expenses
Investment Management Fee	(11.9)
Other Expenses	(1.1)

Total Management Fee and Other Expenses	(13.0)
Interest Expense	(8.0)
Preferred Stock Distributions	(2.5)
Income Tax Benefit	6.7

Net Distributable Income (NDI)	$38.0

Weighted Shares Outstanding	72.2
NDI per Weighted Share Outstanding	$0.53

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

(1)	Includes $0.5 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On June 14, 2011, we increased our quarterly distribution to $0.4975 from $0.49 per common share for the fiscal second quarter 2011 for a total quarterly distribution payment of $37.1 million. The distribution was paid on July 15, 2011 to common stockholders of record on July 8, 2011.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, “premiums received” from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

•	NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2011 of $1,035.0 million was comprised of $775.0 million in senior unsecured notes and $260.0 million in mandatory redeemable preferred stock. At May 31, 2011, we did not have any borrowings outstanding under our senior unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 29% of total assets at May 31, 2011. As of July 21, 2011, we had $42.0 million borrowed under our Credit Facility.

The Credit Facility has a $150.0 million commitment maturing on June 11, 2013. The Credit Facility was increased by $50.0 million effective February 25, 2011. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At May 31, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 399% and 299% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

At May 31, 2011, we had $775.0 million of senior unsecured notes outstanding with the following maturity dates: $60.0 million matures in 2012; $125.0 million matures in 2013; $110.0 million matures in 2014; $125.0 million matures in 2015; $130.0 million matures in 2016; $25.0 million matures in 2017; $100.0 million matures in 2018; $60.0 million matures in 2020; and $40.0 million matures in 2022. At May 31, 2011, we had $260.0 million of mandatory redeemable preferred stock with the following redemption dates: $118.0 million redeemable in 2017; $100.0 million redeemable in 2018; and $42.0 million redeemable in 2020.

As of May 31, 2011, our leverage consisted of both fixed rate (85%) and floating rate (15%) obligations. At such date, the weighted average interest rate on our leverage was 4.55%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of Total
			Investments as of
			May 31,	November 30,
Holding		Sector	2011	2010

1.	Enterprise Products Partners L.P.	Midstream MLP	8.0%	9.1%

2.	Kinder Morgan Management, LLC	MLP Affiliates	6.4	6.5

3.	Magellan Midstream Partners, L.P.	Midstream MLP	5.9	6.7

4.	Plains All American Pipeline, L.P.	Midstream MLP	5.0	5.9

5.	MarkWest Energy Partners, L.P.	Midstream MLP	4.8	4.9

6.	Williams Partners L.P.	Midstream MLP	4.6	4.9

7.	Energy Transfer Equity, L.P.	General Partner MLP	4.5	3.9

8.	Regency Energy Partners L.P.	Midstream MLP	4.0	3.2

9.	Inergy, L.P.	Propane MLP	3.7	5.3

10.	Buckeye Partners, L.P.	Midstream MLP	3.2	0.5

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 172.5%
Equity Investments(1) — 169.5%
Midstream MLP(2) — 118.5%
Boardwalk Pipeline Partners, LP	492	$14,331
Buckeye Partners, L.P.	1,333	84,593
Buckeye Partners, L.P. — Unregistered, Class B Units(3)(4)	545	30,226
Chesapeake Midstream Partners, L.P.	1,065	27,949
Copano Energy, L.L.C.(5)	2,668	89,551
Crestwood Midstream Partners LP	1,131	31,464
Crestwood Midstream Partners LP — Unregistered, Class C Units (3)(4)	1,076	25,741
Crosstex Energy, L.P.	2,505	45,925
DCP Midstream Partners, LP	1,839	74,527
Duncan Energy Partners L.P.	750	31,121
El Paso Pipeline Partners, L.P.	3,220	110,660
Enbridge Energy Partners, L.P.	2,847	87,418
Energy Transfer Partners, L.P.	2,299	109,234
Enterprise Products Partners L.P.	6,819	283,938
Exterran Partners, L.P.	2,216	56,979
Global Partners LP	1,896	49,194
Holly Energy Partners, L.P.	609	33,526
Magellan Midstream Partners, L.P.	3,536	208,859
MarkWest Energy Partners, L.P.	3,605	171,289
Martin Midstream Partners L.P.	206	7,993
Niska Gas Storage Partners LLC	771	14,958
ONEOK Partners, L.P.(5)	1,261	105,063
PAA Natural Gas Storage, L.P.	248	5,609
PAA Natural Gas Storage, L.P. — Unregistered(3)	1,402	30,790
Plains All American Pipeline, L.P.(6)	2,876	179,026
Regency Energy Partners L.P.	3,683	92,781
Regency Energy Partners L.P. — Unregistered(3)	2,000	48,618
Spectra Energy Partners, L.P.	1,028	32,908
Sunoco Logistics Partners L.P.	130	11,030
Targa Resources Partners L.P.	1,567	54,151
TC PipeLines, LP	687	31,689
Tesoro Logistics LP(7)	483	11,992
Transmontaigne Partners L.P.	667	23,141
Western Gas Partners L.P.	1,616	56,463
Williams Partners L.P.	3,068	162,377

		2,435,114

MLP Affiliates(2) — 14.5%
Enbridge Energy Management, L.L.C.(4)	2,203	68,351
Kinder Morgan Management, LLC(4)	3,506	228,830

		297,181

General Partner MLP — 12.7%
Alliance Holdings GP L.P.	1,384	65,034
Energy Transfer Equity, L.P.	3,772	158,934
Plains All American GP LLC — Unregistered(3)(6)	24	36,974

		260,942

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

			No. of
Description			Shares/Units	Value

Shipping MLP — 7.7%
Capital Product Partners L.P.			2,687	$24,963
Golar LNG Partners LP(7)			62	1,725
Navios Maritime Partners L.P.			1,950	37,244
Teekay LNG Partners L.P.			1,334	47,564
Teekay Offshore Partners L.P.			1,586	46,076

				157,572

Propane MLP — 6.3%
Inergy, L.P.			3,510	130,197

Other — 3.7%
Clearwater Trust (3)(6)(8)			N/A	3,920
Crude Carriers Corp.			58	805
Kinder Morgan, Inc.			1,021	29,905
Knightsbridge Tankers Ltd.			230	4,841
ONEOK, Inc.			311	22,123
Teekay Tankers Ltd.			1,524	14,069

				75,663

Coal MLP — 3.6%
Penn Virginia Resource Partners, L.P.			2,850	73,718

Upstream MLP & Income Trust — 2.5%
Legacy Reserves L.P.			932	29,705
SandRidge Mississippian Trust I(7)			650	17,516
VOC Energy Trust(7)			229	4,960

				52,181

Total Equity Investments (Cost — $2,270,711)				3,482,568

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 3.0%
Midstream — 1.3%
Crestwood Holdings Partners, LLC	(9)	10/1/16	$6,021	6,224
Crestwood Midstream Partners LP	7.750%	4/1/19	10,500	10,579
Genesis Energy, L.P.	7.875	12/15/18	1,500	1,504
Niska Gas Storage Partners LLC	8.875	3/15/18	7,030	7,592

				25,899

Upstream — 1.5%
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	7,000	7,026
EV Energy Partners, L.P.	8.000	4/15/19	1,820	1,897
Linn Energy, LLC	6.500	5/5/19	20,000	20,050
Linn Energy, LLC	7.750	2/1/21	2,500	2,650

				31,623

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Other — 0.2%
Calumet Specialty Products Partners, L.P.	9.375%	5/1/19	$4,000	$4,223

Total Energy Debt Investments (Cost — $61,013)				61,745

Total Long-Term Investments (Cost — $2,331,724)				3,544,313

Short-Term Investment — 0.8%
Repurchase Agreements — 0.8%
J.P. Morgan Securities Inc. (Agreement dated 5/31/11 to be repurchased at $17,069), collateralized by $17,411 in U.S. Treasury securities (Cost — $17,069)	0.001	6/1/11		17,069

Total Investments — 173.3% (Cost — $2,348,793)				3,561,382

			No. of
			Contracts

Liabilities
Call Option Contracts Written(10)
Midstream MLP
Copano Energy, L.L.C., call option expiring 6/17/11 @ $34.00			1,430	(54)
ONEOK Partners, L.P., call option expiring 6/17/11 @ $85.00			400	(23)

Total Call Option Contracts Written (Premiums Received — $180)				(77)

Senior Unsecured Notes				(775,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(260,000)
Deferred Tax Liability				(461,555)
Other Liabilities				(31,563)

Total Liabilities				(1,528,195)
Other Assets				21,659

Total Liabilities in Excess of Other Assets				(1,506,536)

Net Assets Applicable to Common Stockholders				$2,054,846

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	The Company believes that it is an affiliate of the Clearwater Trust, Plains All American Pipeline, L.P. and Plains All American GP LLC.

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of cash and a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of May 31, 2011).

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,224,717)	$3,324,393
Affiliated (Cost — $107,007)	219,920
Repurchase agreements (Cost — $17,069)	17,069

Total investments (Cost — $2,348,793)	3,561,382
Cash	627
Deposits with brokers	283
Receivable for securities sold	9,246
Interest, dividends and distributions receivable	1,147
Deferred debt issuance and preferred stock offering costs and other assets	10,356

Total Assets	3,583,041

LIABILITIES
Payable for securities purchased	5,168
Investment management fee payable	11,880
Accrued directors’ fees and expenses	77
Call option contracts written (Premiums received — $180)	77
Accrued expenses and other liabilities	14,437
Deferred tax liability	461,556
Senior unsecured notes	775,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (10,400,000 shares issued and outstanding)	260,000

Total Liabilities	1,528,195

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,054,846

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (74,626,948 shares issued and outstanding, 189,600,000 shares authorized)	$75
Paid-in capital	1,405,261
Accumulated net investment loss, net of income taxes, less dividends	(281,090)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	170,694
Net unrealized gains on investments and options, net of income taxes	759,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,054,846

NET ASSET VALUE PER COMMON SHARE	$27.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Six
	Months Ended	Months Ended
	May 31, 2011	May 31, 2011

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$43,474	$82,260
Affiliated investments	3,324	6,510

Total dividends and distributions	46,798	88,770
Return of capital	(40,755)	(77,745)

Net dividends and distributions	6,043	11,025
Interest and other income	305	1,792

Total Investment Income	6,348	12,817

Expenses
Investment management fees	11,880	22,560
Administration fees	310	621
Professional fees	141	285
Custodian fees	95	188
Reports to stockholders	54	138
Directors’ fees and expenses	72	112
Insurance	49	98
Other expenses	352	776

Total Expenses — Before Interest Expense, Preferred Distributions and Taxes	12,953	24,778
Interest expense and amortization of debt issuance costs	8,347	16,159
Distributions on mandatory redeemable preferred stock and amortization of offering costs	2,566	4,808

Total Expenses — Before Taxes	23,866	45,745

Net Investment Loss — Before Taxes	(17,518)	(32,928)
Deferred tax benefit	6,749	12,497

Net Investment Loss	(10,769)	(20,431)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	86,963	135,495
Options	638	2,217
Payments on interest rate swap contracts	(345)	(345)
Deferred tax expense	(33,444)	(52,135)

Net Realized Gains	53,812	85,232

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(155,156)	72,360
Investments — affiliated	(6,472)	10,186
Options	477	(322)
Deferred tax benefit (expense)	59,567	(31,207)

Net Change in Unrealized Gains (Losses)	(101,584)	51,017

Net Realized and Unrealized Gains (Losses)	(47,772)	136,249

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(58,541)	$115,818

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six
	Months Ended		For the Fiscal
	May 31,		Year Ended
	2011		November 30,
	(Unaudited)		2010

OPERATIONS
Net investment loss, net of tax(1)	$(20,431)		$(26,342)
Net realized gains, net of tax	85,232		34,340
Net change in unrealized gains, net of tax	51,017		487,184

Net Increase in Net Assets Resulting from Operations	115,818		495,182

DIVIDENDS TO AUCTION RATE PREFERRED STOCKHOLDERS(1)
Dividends	—		(177	)(2)
DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(64,801	)(3)	(49,829	)(2)
Distributions — return of capital	(2,077	)(3)	(64,293	)(2)

Dividends/Distributions to Common Stockholders	(66,878)		(114,122)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock offerings of 5,700,000 and 15,846,650 shares of common stock, respectively	174,306		396,211
Underwriting discounts and offering expenses associated with the issuance of common stock	(7,293)		(15,169)
Issuance of 455,547 and 1,045,210 newly issued shares of common stock from reinvestment of distributions, respectively	13,002		25,689

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	180,015		406,731

Total Increase in Net Assets Applicable to Common Stockholders	228,955		787,614

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	1,825,891		1,038,277

End of period	$2,054,846		$1,825,891

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $4,639 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2011 will be a dividend (ordinary income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $3,644 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such stockholders. This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to auction rate preferred stockholders and common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2011 as either a dividend (ordinary income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the period will not be determined until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$115,818
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	70,845
Return of capital distributions	77,745
Net realized gains	(137,367)
Unrealized gains	(82,224)
Accretion of bond discount	(6)
Purchase of long-term investments	(753,116)
Proceeds from sale of long-term investments	348,902
Purchase of short-term investments, net	(749)
Decrease in deposits with brokers	798
Increase in receivable for securities sold	(8,346)
Decrease in interest, dividends and distributions receivable	638
Amortization of deferred debt issuance costs	752
Amortization of mandatory redeemable preferred stock issuance costs	169
Decrease in other assets, net	64
Decrease in payable for securities purchased	(476)
Increase in investment management fee payable	2,515
Increase in accrued directors’ fees and expenses	23
Decrease in option contracts written, net	(1,067)
Increase in accrued expenses and other liabilities	1,288

Net Cash Used in Operating Activities	(363,794)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	167,013
Proceeds from offering of senior unsecured notes	230,000
Proceeds from issuance on mandatory redeemable preferred stock	100,000
Redemption of senior unsecured notes	(75,000)
Costs associated with the issuance of revolving credit facility	(225)
Costs associated with issuance of senior unsecured notes	(1,714)
Costs associated with issuance of mandatory redeemable preferred stock	(2,322)
Cash distributions paid to common stockholders	(53,876)

Net Cash Provided by Financing Activities	363,876

NET INCREASE IN CASH	82
CASH — BEGINNING OF PERIOD	545

CASH — END OF PERIOD	$627

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $13,002 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2011, there were no income taxes paid and interest paid was $14,924.

The Company received $11,425 paid-in-kind dividends during the six months ended May 31, 2011. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

									For the
									Period
	For the Six								September 28,
	Months Ended								2004(1)
	May 31,		For the Fiscal Year Ended						through
	2011		November 30,						November 30,
	(Unaudited)		2010	2009	2008	2007	2006	2005	2004

Per Share of Common Stock(2)
Net asset value, beginning of period	$26.67		$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss)(4)	(0.29)		(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	2.04		8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	1.75		8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction Rate Preferred Dividends(4)(5)	—		—	—	—	(0.10)	—	(0.05)	—
Auction Rate Preferred Distributions — return of capital(5)	—		—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions — Auction Rate Preferred	—		—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Dividends(5)	(0.95)		(0.84)	—	—	(0.09)	—	(0.13)	—
Common Distributions — return of capital(5)	(0.03)		(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common	(0.98)		(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.09		0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends	—		0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.09		0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$27.53		$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$29.43		$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	6.9	%(7)	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

									For the
									Period
	For the Six								September 28,
	Months Ended								2004(1)
	May 31,		For the Fiscal Year Ended						through
	2011		November 30,						November 30,
	(Unaudited)		2010	2009	2008	2007	2006	2005	2004

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,054,846		$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets
Management fees	2.3%		2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2		0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5		2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock	2.2		1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	7.3		20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	12.0%		24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.1)%		(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	5.9	%(7)	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	10.6	%(7)	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$1,949,748		$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Unsecured Notes outstanding, end of period	775,000		620,000	370,000	304,000	505,000	320,000	260,000	—
Revolving credit facility outstanding, end of period	—		—	—	—	97,000	17,000	—	—
Auction Rate Preferred Stock, end of period	—		—	75,000	75,000	75,000	75,000	75,000	—
Mandatory Redeemable Preferred Stock, end of period	260,000		160,000	—	—	—	—	—	—
Average shares of common stock outstanding	70,431,280		60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	398.7%		420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	298.5%		334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$9.73		$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2— Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2011 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. No deferred income tax benefit has been included for the purpose of calculating total expense.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts. Cash and cash equivalents are carried at cost, which approximates fair value.

C. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current, deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarter basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At May 31, 2011, the Company held 8.6% of its net assets applicable to common stockholders (4.9% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $176,269. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At May 31, 2011, the Company had no open short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains (Losses) in each of the periods presented below.

	Three Months	Six Months
	Ended	Ended
	May 31,	May 31,
	2011	2011

Return of capital portion of distributions received	87%	88%
Return of capital — attributable to Net Realized Gains	$9,515	$13,227
Return of capital — attributable to Net Change in Unrealized Gains (Losses)	31,240	64,518

Total return of capital	$40,755	$77,745

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a private investment in public equity (“PIPE”) transaction, the Company was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2011, the Company received the following paid-in-kind dividends.

	Three Months	Six Months
	Ended	Ended
	May 31,	May 31,
	2011	2011

Buckeye Partners, L.P. (Class B Units)	$535	$1,055
Crestwood Midstream Partners LP (Class C Units)	467	467
Enbridge Energy Management, L.L.C.	1,114	2,169
Kinder Morgan Management, LLC	3,809	7,251
PAA Natural Gas Storage, L.P.	—	483

Total paid-in-kind dividends	$5,925	$11,425

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2011, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2011. The Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$3,482,568	$3,306,299	$—	$176,269
Debt investments	61,745	—	61,745	—
Repurchase agreements	17,069	—	17,069	—

Total assets at fair value	$3,561,382	$3,306,299	$78,814	$176,269

Liabilities at Fair Value
Call option contracts written	$77	$—	$77	$—

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2011 or at November 30, 2010. For the three and six months ended May 31, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In January 2010, the FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Company’s fiscal year beginning December 1, 2011, and for interim periods within that fiscal year. Such disclosures will present separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2011.

Equity
Three Months Ended May 31, 2011	Investments

Balance — February 28, 2011	$102,698
Transfers out	—
Realized gains (losses)	—
Unrealized losses, net	(542)
Purchases, issuances or settlements	74,113

Balance — May 31, 2011	$176,269

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Equity
Six Months Ended May 31, 2011	Investments

Balance — November 30, 2010	$63,514
Transfers out	(88,999)
Realized gains (losses)	—
Unrealized gains, net	3,873
Purchases, issuances or settlements	197,881

Balance — May 31, 2011	$176,269

The $542 of unrealized losses, and the $3,873 of unrealized gains presented in the tables above for the three and six months ended May 31, 2011 related to investments that are still held at May 31, 2011, and the Company includes these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases, issuances or settlements of $74,113 and $197,881 for the three and six months ended May 31, 2011, respectively, relate to the Company’s investments in Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), Clearwater Trust, Crestwood Midstream Partners LP (Class C Units), PAA Natural Gas Storage, L.P., Plains All American GP LLC and Regency Energy Partners L.P. The Company’s investments in the common units of Buckeye Partners, L.P., Inergy, LP and Magellan Midstream Partners, L.P. which are noted as a transfer out of Level 3 in the table above for the six months ended May 31, 2011, became registered during the period.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 14, 2011, the Company renewed

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors. For the three and six months ended May 31, 2011, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Trust — At May 31, 2011, the Company held approximately 60% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Company does not believe it is an affiliate of PNG based on the current facts and circumstances.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of May 31, 2011 are as follows:

Deferred tax assets:
Net operating loss carryforwards — Federal	$38,406
Net operating loss carryforwards — State	3,068
Capital loss carryforwards	14,514
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(500,953)
Basis reductions resulting from estimated return of capital	(16,696)

Total deferred tax liability, net	$(461,556)

At May 31, 2011, the Company had federal net operating loss carryforwards of $113,215 (deferred tax asset of $38,406). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $1,502, $52,182, $26,118 and $33,413 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of May 31, 2011, the Company had federal and state capital loss carryforwards of approximately $39,238 (deferred tax asset of $14,514). If not utilized, $37,238 and $2,000 loss carryforwards will expire in 2014 and 2015, respectively. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $99,695 (deferred tax asset of $3,068). These state net operating losses begin to expire in 2011 through 2029.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2011, as follows:

	Three Months	Six Months
	Ended	Ended
	May 31,	May 31,
	2011	2011

Computed expected federal income tax at 35%	$(31,994)	$65,332
State income tax, net of federal tax	(1,776)	3,830
Non-deductible distributions on mandatory redeemable preferred stock and other	898	1,683

Total income tax expense (benefit)	$(32,872)	$70,845

At May 31, 2011, the cost basis of investments for federal income tax purposes was $2,209,614, and the net cash received on option contracts written was $180. The cost basis of investments includes a $139,179 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At May 31, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,356,386
Gross unrealized depreciation of investments (including options)	(4,515)

Net unrealized appreciation of investments	$1,351,871

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

At May 31, 2011, the Company held the following restricted investments:

				Number of
				Units,			Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	1/18/2011	(2)	$545	$30,000	$30,226	1.5%	0.8%
Clearwater Trust	Trust	(3)	(4)	1	3,266	3,920	0.2	0.1
Crestwood Midstream Partners LP	Class C Units	4/1/2011	(2)	1,076	26,000	25,741	1.2	0.7
PAA Natural Gas Storage, L.P.	Common Units	2/8/2011	(2)	1,402	29,265	30,790	1.5	0.9
Plains All American GP LLC	Common Units	12/23/10,	(4)	24	34,561	36,974	1.8	1.0
		12/31/10
Regency Energy Partners L.P.	Common Units	5/2/2011	(2)	2,000	47,491	48,618	2.4	1.4

Total					$170,583	$176,269	8.6%	4.9%

Level 2 Investments(5)
Calumet Specialty Products Partners LP	Senior Notes	4/15/2011	(2)	$4,000	$4,000	$4,223	0.2%	0.1%
Crestwood Holdings Partners LLC	Bank Loan	9/29/10	(4)	6,021	5,910	6,224	0.3	0.2
Crestwood Midstream Partners LP	Senior Notes	3/25/11,	(2)	10,500	10,520	10,579	0.5	0.3
		4/27/11
Eagle Rock Energy Partners, L.P.	Senior Notes	5/24/11,	(2)	7,000	6,976	7,026	0.3	0.2
		5/31/11
EV Energy Partners LP	Senior Notes	3/18/2011	(2)	1,820	1,839	1,897	0.1	0.1
Genesis Energy, L.P.	Senior Notes	4/26/2011	(2)	1,500	1,530	1,504	0.1	0.0
Linn Energy, LLC	Senior Notes	5/10/2011	(2)	20,000	19,932	20,050	1.0	0.6
Linn Energy, LLC	Senior Notes	5/11/2011	(2)	2,500	2,674	2,650	0.1	0.1

Total					$53,381	$54,153	2.6%	1.6%

Total of all restricted securities					$223,964	$230,422	11.2%	6.5%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions.

(2)	Unregistered security of a public company.

(3)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(4)	Unregistered security of a private company or trust.

(5)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, below are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2011 were as follows:

	Number of
Call Options Written	Contracts	Premium

Options oustanding at February 28, 2011	3,426	$405
Options written	15,340	1,393
Options subsequently repurchased(1)	(8,431)	(746)
Options exercised	(8,300)	(847)
Options expired	(205)	(25)

Options oustanding at May 31, 2011	1,830	$180

(1)	The price at which the Company subsequently repurchased the options was $134, which resulted in a realized gain of $612.

	Number of
Call Options Written	Contracts	Premium

Options outstanding at November 30, 2010	9,550	$1,247
Options written	36,990	3,794
Options subsequently repurchased(1)	(23,685)	(2,760)
Options exercised	(16,973)	(1,738)
Options expired	(4,052)	(363)

Options outstanding at May 31, 2011	1,830	$180

(1)	The price at which the Company subsequently repurchased the options was $911, which resulted in a realized gain of $1,849.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2011, the Company did not have any interest rate swap contracts outstanding.

During the three months ended May 31, 2011, the Company entered into interest rate swap contracts ($125,000 notional amount) in anticipation of the private placements of senior notes and mandatory redeemable preferred stock. In conjunction with the pricing of the private placements on April 27, 2011, these interest rate swap contracts were terminated and resulted in a $345 realized loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	May 31, 2011

Call options	Call option contracts written	($77)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

		For the Three Months Ended
		May 31, 2011
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$638	$477
Interest rate swap contracts	Interest rate swap contracts	(345)	—

		$293	$477

		For the Six Months Ended
		May 31, 2011
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$2,217	$(322)
Interest rate swap contracts	Interest rate swap contracts	(345)	—

		$1,872	$(322)

9.	Investment Transactions

For the six months ended May 31, 2011, the Company purchased and sold securities in the amounts of $753,116 and $348,902 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

On February 25, 2011, the Company increased its existing $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders to $150,000. The Credit Facility has a three-year commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2011, the average amount outstanding under the Credit Facility was $59,044 with a weighted average interest rate of 2.36%. As of May 31, 2011, the Company had no outstanding borrowings on the Credit Facility.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

11.	Senior Unsecured Notes

At May 31, 2011, the Company had $775,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding.

The table below sets forth the key terms of each series of the Senior Notes.

	Principal			Principal	Estimated
	Outstanding,			Outstanding,	Fair Value,
	November 30,	Principal	Principal	May 31,	May 31,	Fixed/Floating
Series	2010	Redeemed(1)	Issued	2011	2011	Interest Rate	Maturity

G	$75,000	$75,000	$—	$—	$—	5.645%	6/19/11
I	60,000	—	—	60,000	63,400	5.847%	6/19/12
K	125,000	—	—	125,000	136,200	5.991%	6/19/13
M	60,000	—	—	60,000	64,000	4.560%	11/4/14
N	50,000	—	—	50,000	50,500	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	68,300	4.210%	5/7/15
P	45,000	—	—	45,000	45,100	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,100	3.230%	11/9/15
R	25,000	—	—	25,000	24,900	3.730%	11/9/17
S	60,000	—	—	60,000	58,700	4.400%	11/9/20
T	40,000	—	—	40,000	38,100	4.500%	11/9/22
U	—	—	60,000	60,000	59,900	3-month LIBOR + 145 bps	5/26/16
V	—	—	70,000	70,000	71,200	3.710%	5/26/16
W	—	—	100,000	100,000	102,100	4.380%	5/26/18

	$620,000	$75,000	$230,000	$775,000	$797,500

(1)	On May 26, 2011, the Series G Senior Notes were no longer deemed to be outstanding following the Company’s irrevocable deposit of $75,000 (plus interest) with the Senior Notes paying agent.

Holders of the fixed rate Senior Notes (Series I, Series K, Series M, Series O, Series Q, Series R, Series S, Series T, Series V and Series W) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes (Series N, Series P and Series U) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate equal to 3-month LIBOR plus 1.85%, 3-month LIBOR plus 1.60% and 3-month LIBOR plus 1.45%, respectively. During the period, the average principal balance outstanding was $625,110 with a weighted average interest rate of 4.61%.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2011, the Company was in compliance with all covenants under the Senior Notes agreements.

12.	Preferred Stock

At May 31, 2011, the Company had 10,400,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $260,000.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

	Shares Held		Shares	Liquidation	Estimated
	at		Outstanding,	Value,	Fair Value,		Mandatory
	November 30,	Shares	May 31,	May 31,	May 31,		Redemption
Series	2010	Issued	2011(1)	2011	2011	Rate	Date

A	4,400,000	—	4,400,000	$110,000	$117,000	5.57%	5/7/17
B	320,000	—	320,000	8,000	8,000	4.53%	11/9/17
C	1,680,000	—	1,680,000	42,000	41,700	5.20%	11/9/20
D(2)	—	4,000,000	4,000,000	100,000	100,440	4.95%	6/1/18

	6,400,000	4,000,000	10,400,000	$260,000	$267,140

(1)	Each share has a $25 liquidation value.

(2)	Series D mandatory redeemable preferred shares are publicly traded on the New York Exchange (NYSE) under the symbol “KYN Pr D”. The fair value is based on the price of $25.11 on May 31, 2011.

Holders of the Series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series D mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day of each month. If the rating provided by Fitch Ratings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating and the series. The annual distribution rate will increase by 4.0% if no ratings are maintained, and the distribution rate will increase by 5.0% if the Company fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2011, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At May 31, 2011, the Company has 189,600,000 shares of common stock authorized and 74,626,948 shares outstanding at May 31, 2011. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2011 were as follows:

Shares outstanding at November 30, 2010	68,471,401
Shares issued through reinvestment of distributions	455,547
Shares issued in connection with offerings of common stock(1)	5,700,000

Shares outstanding at May 31, 2011	74,626,948

(1)	On April 8, 2011, the Company closed its public offering of 5,700,000 shares of common stock at a price of $30.58 per share. Total net proceeds from the offering were $167,013 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14.	Subsequent Events

On June 14, 2011, the Company declared its quarterly distribution of $0.4975 per common share for the fiscal second quarter for a total quarterly distribution payment of $37,127. The distribution was paid on July 15, 2011 to common stockholders of record on July 8, 2011. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,774 was reinvested into the Company through the issuance of 241,136 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYN share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYN

What we do

How does KYN protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYN does not jointly market.

Other important information

None.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

KAYNE ANDERSON MLP INVESTMENT COMPANY
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 14, 2011, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of April 28, 2011 (the “Record Date”), the Company had 74,626,948 outstanding shares of common stock and 6,400,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 70,320,831 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Gerald I. Isenberg as Class I director, to serve for a term of three years until the Company’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Isenberg required the affirmative vote of the holders of a majority of shares of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 68,897,562 shares were cast in favor and 1,423,269 shares withheld authority in the election of Mr. Isenberg.

As a result of the vote on this matter, Mr. Isenberg was elected to serve as director of the Company for a three-year term.

Steven C. Good and Kevin S. McCarthy continued as directors with terms expiring on the date of the Company’s 2012 annual meeting of stockholders; Anne K. Costin and William H. Shea, Jr. continued as directors with terms expiring on the date of the Company’s 2013 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2011.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 69,539,630 shares were cast in favor, 291,491 shares were cast against, 489,707 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Company’s 2012 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all holders of the Company’s common stock on the records of the Company’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

With respect to this requirement, out of 45 total Registered Common Stockholders, 27 voted in favor, 4 voted against, 1 holder abstained, and there were no broker non-votes.

b.	The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote, abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 24,383,951 shares were cast in favor, 2,077,367 shares were cast against, 575,523 shares abstained, and there were 43,283,990 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

37

Item 12. Exhibits.
(a)(1) Not applicable to semi-annual reports.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

38

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

Date: July 28, 2011	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 28, 2011	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 28, 2011	By:	/s/ Terry A. Hart Terry A. Hart
Chief Financial Officer and Treasurer

39

Exhibit Index
     (a)(1) Not applicable to semi-annual reports.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
      (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.